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                                                                      EXHIBIT 32


                                  CERTIFICATION
              PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF
            THE UNITED STATES CODE AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Alfred R. Camner, Chief Executive Officer, and I, Humberto L. Lopez, Chief Financial Officer, of BankUnited Financial Corporation, a Florida corporation (the "Company"), each hereby certifies that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

/s/ Alfred R. Camner                        /s/ Humberto L. Lopez
----------------------                      ---------------------------
Alfred R. Camner                            Humberto L. Lopez

Dated:  August 11, 2003                     Date: August 11, 2003